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                                                                   EXHIBIT 10.20


                               AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER


         This Amendment No. 1 dated as of March 13, 2000, to that Agreement and Plan of Merger ("Merger Agreement") dated as of January 30, 2000, among Saw Mill Capital Fund II, L.P., a Delaware limited partnership ("Saw Mill"), Calendar Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Saw Mill ("Parent"), Calendar Acquisition Corp., a Wisconsin corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Jason Incorporated, a Wisconsin corporation (the "Company"), Vincent L. Martin ("Chairman") and Mark Train ("Chief Executive Officer" and together with the Chairman, the "Shareholders"). Capitalized terms used herein and not defined shall have the meaning given them in the Merger Agreement.

         WHEREAS, Section 7.02(a) of the Merger Agreement requires the Company to file the Proxy Statement with the SEC no later than March 15, 2000;

         WHEREAS, the parties agree that it is in the best interests of the parties to delay filing the Proxy Statement with the SEC by up to nine days.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

         1. The parties hereby agree that the proviso relating to filing of the Proxy Statement with the SEC contained in Section 7.02(a) of the Merger Agreement is hereby amended to read as follows:

                 "provided that subject to Saw Mill's, Parent's and Merger Sub's compliance with the immediately-preceding sentence, in no event shall the Company file the Proxy Statement with the SEC any later than the date 54 days after the date hereof."

         2. All other terms and provisions of the Merger Agreement shall remain unchanged and in full force and effect.



                         [Signatures on Following Page]


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         IN WITNESS WHEREOF, Saw Mill, Parent, Merger Sub, Shareholders and the
Company have caused this Amendment No. 1 to the Agreement and Plan of Merger to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              SAW MILL CAPITAL FUND II, L.P.

                              By:      Saw Mill Investments II, LLC,
                                       Its General Partner

                                       By: /s/ Howard Unger
                                           ----------------------
                                                Name:  Howard Unger
                                                Title:  President

                              CALENDAR HOLDINGS, INC.


                              By: /s/ Howard Unger
                                  ---------------------------
                                       Name:  Howard Unger
                                       Title:  President

                              CALENDAR ACQUISITION CORP.


                              By: /s/ Howard Unger
                                  ---------------------------
                                       Name:  Howard Unger
                                       Title:  President

                              JASON INCORPORATED


                              By: /s/ Mark Train
                                  ---------------------------
                                       Name:  Mark Train
                                       Title:  Chief Executive Officer


                              /s/ Vincent L. Martin
                              -------------------------------
                              VINCENT L. MARTIN

                              /s/ Mark Train
                              -------------------------------
                              MARK TRAIN